UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2020

CLEARBRIDGE

INTERNATIONAL GROWTH

FUND

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Growth Fund for the twelve-month reporting period ended October 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	ClearBridge International Growth Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

ClearBridge International Growth Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests primarily in common stocks of foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of the company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. We consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the Fund is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will normally not invest more than 15% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s objective.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2020, international markets delivered mixed returns, with emerging markets delivering the strongest performance while developed markets most directly impacted by the COVID-19 pandemic lagged. The MSCI Emerging Markets Indexi gained 8.25% for the reporting period while the MSCI EAFE Indexii, the Fund’s benchmark, declined 6.86% and the MSCI EAFE Small Cap Indexiii was down 1.36%. Japan outperformed the benchmark while United Kingdom suffered the deepest losses. Growth stocks held up much better than their value counterparts during the reporting period with the MSCI EAFE Growth Indexiv gaining 5.18% and the MSCI EAFE Value Indexv falling 18.42%.

The performance of international equities was limited by shutdown of global economic activity due to the COVID-19 pandemic, which quickly spread from China in early 2020 to parts of Europe and the U.S. By the second quarter of the 2020, the coronavirus had engulfed most of the world, leading to stringent stay-at-home orders in many countries, the closure of schools and businesses and historical drops in trade and transport that sapped the world’s demand for energy and other basic materials. Many regions fell into recession while equity markets suffered sharp declines, with the worst volatility occurring in the first quarter of 2020.

As COVID-19 quickly spread beyond China, world leaders were faced with the delicate balance between managing humanitarian preservation and economic destruction as the

ClearBridge International Growth Fund 2020 Annual Report	1

Fund overview (cont’d)

virus spread. In this already delicate situation, Saudi Arabia’s surprise decision in early March 2020 to initiate an oil price war in an environment of already softening energy demand further exacerbated economic pressures. International stocks suffered steep declines with the MSCI EAFE Index down 22.8% for the quarter. Emerging markets were negatively impacted by the commodity downturn and strong U.S. dollar. With over one hundred countries on full or partial lockdown, the Energy and Consumer Discretionary sectors were the hardest hit in the downturn.

Yet just as international stocks fell into a bear market more quickly than ever, they also rebounded at the fastest pace in history, supported by unprecedented levels of monetary and fiscal stimulus from global central banks and governments. Stimulus spending varied but for many countries was above amounts seen back in 2008, particularly in Europe and the U.K. Unlike during the global financial crisis, where the European Union was slow to react with aggressive action, European policy makers reacted in a swift and coordinated manner to prevent stress in credit markets and to underpin confidence for both consumers and workers. Japan has been undertaking aggressive stimulus plans for years to achieve its 2% inflation target. In response to the economic disruption from COVID-19, the Abe administration and the Bank of Japanvi have chosen to maintain some accommodative policies, while escalating others and enacting new targeted supportive measures. Boosted by such measures, the MSCI EAFE Index gained 14.9% in the second quarter of 2020.

International equities continued their upward recovery in the third quarter of 2020, although gains were tempered by a correction in growth and momentum stocks in the last several months of the reporting period. Despite the weak finish to the reporting period, we believe shifts in business and consumer behavior due to the pandemic, such as the adoption of remote work environments and stay-at-home education and e-commerce, are likely secular as economies around the world adopt to a new normal way of life.

Q. How did we respond to these changing market conditions?

A. Amidst elevated market volatility over the final nine months of the reporting period, the quality orientation of the Fund toward companies with strong balance sheets and sustainable cash flows allowed us to gain ground against the benchmark. As growth managers, we believe having an approach to buying different growth types (secular, structural and emerging), while also sizing those stocks and groups for their riskiness, allows us to perform in a variety of market environments, including the turbulent first quarter of 2020 when most risk assets sold off. While we understand these are unprecedented times, the focus on quality characteristics has allowed the Fund to hold up during the height of the selloff and rebound strongly in the up market that has since followed.

Our initial portfolio actions following the virus outbreak were oriented toward demand in China. Having had a front row seat to the events in Asia in early January 2020, we were concerned early on about the spread of the virus. With a population that was far more mobile in terms of both domestic and international travel than during the SARS epidemic,

2	ClearBridge International Growth Fund 2020 Annual Report

the outbreak, we realized, had the potential to be large. We also wondered what would happen if the virus spread to the U.S. and other developed and densely populated markets. With that in mind, there were areas where we felt stocks had been relatively fully priced and markets were still being far too complacent on developments in China.

We have generally avoided credit distressed companies, and this has been even more critical as mandatory shutdowns of economic activity left many companies with few options other than tapping financing to stay afloat. The Fund’s holdings in the Financials sector illustrate its quality orientation. Here we continue to maintain a meaningful underweight position in banks broadly. We have also been underweight areas of international equities that are capital intensive and currently being critically impaired, such as Energy and Materials and to a lesser extent, Industrials. The Fund’s lack of exposure to industrial base metals and petrochemicals has helped significantly, as we head into an environment where demand is likely to fall considerably.

Stay-at-home orders have altered consumer and business behaviors in ways that are accelerating secular growth trends where we are well exposed in the Fund. Many parts of Europe, Japan and many emerging markets are just beginning the journey from cash to digital payments and the crisis gave payment providers an extra push. The work, shop, and live from home environment over the past two quarters led to strong uptake for e-commerce enablement platform Shopify Inc., while music streaming service Spotify Technology SA and game maker Nintendo Co. Ltd. helped children and adults alike stay entertained in isolation. The crisis has accelerated these trends which normally would have taken years to achieve current penetration levels.

To better participate in the accelerating growth trends of 2020, we took advantage of volatility to establish new positions tied to online consumer spending like Just Eat Takeaway.com NV, a global leader in the fast growing and underpenetrated online food delivery market, and Latin America e-commerce platform MercadoLibre Inc., while adding to existing holdings like digital payments provider Adyen NV and e-commerce enablement provider Shopify Inc. On the enterprise side, working from home accelerated trends in online collaboration, with remote connectivity and video conferencing provider TeamViewer AG being a prime beneficiary. New purchase Atlassian Corp. PLC, an Australian maker of software to improve collaboration and productivity across different parts of an enterprise, also supports a large and expanding market for digital transformation.

Most of the aforementioned companies fall into our emerging bucket of growth stocks, enabling the portfolio to participate strongly in up markets. We balance these higher-risk names with established, fundamentally sound market leaders like London Stock Exchange Group PLC and Nestle SA that make up the secular growth bucket and provide a foundation for the portfolio in periods of slower growth and higher volatility. Structural growth is our third area of focus and includes companies such as new purchase Airbus SE or Japanese

ClearBridge International Growth Fund 2020 Annual Report	3

Fund overview (cont’d)

cosmetics company Shiseido Co. Ltd., which, respectively, are in a cyclical industry or which are involved in a restructuring or similar change that should lead to a step change in earnings.

Performance review

For the twelve months ended October 31, 2020, Class C shares of ClearBridge International Growth Fund, excluding sales charges, returned 9.32%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned -6.86% for the same period. The Lipper International Multi-Cap Growth Funds Category Averagevii returned 7.95% over the same time frame.

Performance Snapshot as of October 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Growth Fund:
Class A	17.23%	10.23%
Class A2	17.14%	10.14%
Class C	16.76%	9.32%
Class FI	17.21%	10.17%
Class R	17.08%	9.92%
Class I	17.41%	10.57%
Class IS	17.44%	10.64%
MSCI EAFE Index	8.57%	-6.86%
Lipper International Multi-Cap Growth Funds Category Average	17.92%	7.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.12%, 1.20%, 1.84%, 1.14%, 1.47%, 0.85% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

4	ClearBridge International Growth Fund 2020 Annual Report

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.35% for Class A2 shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in eight out of ten sectors, with the greatest contributions to returns coming from the Information Technology (“IT”), Communication Services and Health Care sectors.

Relative to the benchmark, overall stock selection and sector allocation contributed to the Fund’s relative performance. In particular, stock selection in the IT, Communication Services, Industrials and Financials sectors, an overweight allocation to the IT sector and an underweight to the Energy sector contributed to relative returns. In terms of individual stocks, Shopify Inc., Adyen NV, Nintendo Co. Ltd., Alibaba Group Holding Ltd. and Spotify Technology SA contributed the most to absolute returns.

From a regional perspective, stock selection in Europe, excluding the U.K., North America, Japan and the United Kingdom, as well as an overweight to emerging markets, were significant contributors to performance.

Q. What were the leading detractors from performance?

A. Relative to the benchmark index, stock selection in the Consumer Staples sector and underweights to the Materials and Utilities sectors hurt relative returns. In terms of individual positions, Shiseido Co., Ltd., Airbus SE, Erste Group Bank AG, Burberry Group PLC and Amadeus IT Group SA detracted the most from returns.

From a regional perspective, stock selection in emerging markets and an overweight allocation to Canada detracted from performance.

ClearBridge International Growth Fund 2020 Annual Report	5

Fund overview (cont’d)

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund made a number of new purchases and sales. The largest purchases included Just Eat Takeaway.com NV in the Consumer Discretionary sector, Tencent Holdings Ltd. in the Communication Services sector, Tokyo Electron Ltd. and SolarEdge Technologies Inc. in the IT sector, as well as EDP-Energias de Portugal SA in the Utilities sector. Meanwhile, some of the largest positions we sold included SAP SE in the IT sector, Rogers Communications Inc. in the Communication Services sector, Suncor Energy Inc. in the Energy sector, HDFC Bank Ltd. in the Financials sector and Nitori Holdings Co., Ltd. in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge International Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Testorf, CFA

Portfolio Manager

ClearBridge Investments, LLC

Elisa Mazen

Portfolio Manager

ClearBridge Investments, LLC

6	ClearBridge International Growth Fund 2020 Annual Report

Pawel Wroblewski, CFA

Portfolio Manager

ClearBridge Investments, LLC

Thor Olsson

Portfolio Manager

ClearBridge Investments, LLC

November 11, 2020

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Large-cap stocks may fall out of favor with investors based on market and economic conditions. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. The Fund may engage in derivative transactions, which involve special risks and costs, may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2020 were: Nestle SA (3.4%), Nintendo Co. Ltd. (3.2%), London Stock Exchange Group PLC (3.0%), Adyen NV (2.7%), Roche Holding AG (2.6%), Alibaba Group Holding Ltd. (2.5%), adidas AG (2.4%), Nidec Corp. (2.3%), Tencent Holdings Ltd. (2.2%)

ClearBridge International Growth Fund 2020 Annual Report	7

Fund overview (cont’d)

and Shopify Inc. (2.1%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2020 were: Information Technology (24.0%), Industrials (14.8%), Consumer Discretionary (12.7%) and Health Care (11.7%) and Consumer Staples (10.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iii	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

iv	The MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of the leading growth stocks in developed countries outside of North America.

[v]	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada.

vi

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 433 funds for the six-month period and among the 429 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge International Growth Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and October 31, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Growth Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six months ended October 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	17.23%	$1,000.00	$1,172.30	1.11%	$6.06	Class A	5.00%	$1,000.00	$1,019.56	1.11%	$5.63
Class A2	17.14	1,000.00	1,171.40	1.26	6.88	Class A2	5.00	1,000.00	1,018.80	1.26	6.39
Class C	16.76	1,000.00	1,167.60	1.90	10.35	Class C	5.00	1,000.00	1,015.58	1.90	9.63
Class FI	17.21	1,000.00	1,172.10	1.15	6.28	Class FI	5.00	1,000.00	1,019.36	1.15	5.84
Class R	17.08	1,000.00	1,170.80	1.40	7.64	Class R	5.00	1,000.00	1,018.10	1.40	7.10
Class I	17.41	1,000.00	1,174.10	0.82	4.48	Class I	5.00	1,000.00	1,021.01	0.82	4.17
Class IS	17.44	1,000.00	1,174.40	0.72	3.94	Class IS	5.00	1,000.00	1,021.52	0.72	3.66

10	ClearBridge International Growth Fund 2020 Annual Report

[1]	For the six months ended October 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge International Growth Fund 2020 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/20	10.23%	10.14%	9.32%	10.17%	9.92%	10.57%	10.64%
Five Years Ended 10/31/20	10.05	N/A	9.21	10.04	9.77	10.35	N/A
Ten Years Ended 10/31/20	10.33	N/A	9.50	10.33	10.05	10.62	N/A
Inception* through 10/31/20	—	9.32	—	—	—	—	8.91

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/20	3.88%	3.80%	8.32%	10.17%	9.92%	10.57%	10.64%
Five Years Ended 10/31/20	8.76	N/A	9.21	10.04	9.77	10.35	N/A
Ten Years Ended 10/31/20	9.68	N/A	9.50	10.33	10.05	10.62	N/A
Inception* through 10/31/20	—	4.48	—	—	—	—	8.91

Cumulative total returns
Without sales charges[1]
Class A (10/31/10 through 10/31/20)	167.27%
Class A2 (Inception date of 7/10/19 through 10/31/20)	12.38
Class C (10/31/10 through 10/31/20)	147.85
Class FI (10/31/10 through 10/31/20)	167.22
Class R (10/31/10 through 10/31/20)	160.47
Class I (10/31/10 through 10/31/20)	174.36
Class IS (Inception date of 9/17/18 through 10/31/20)	19.85

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, July 10, 2019, April 17, 1995, January 29, 2004, December 28, 2006, March 4, 2004 and September 17, 2018.

12	ClearBridge International Growth Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge International Growth Fund vs. MSCI EAFE Index† — October 2010 - October 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge International Growth Fund on October 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index (the “Index”) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Effective December 31, 2015, the Fund’s global growth strategy was replaced with an international growth strategy, and the Fund changed its name from ClearBridge Global Growth Trust to ClearBridge International Growth Fund. The Fund’s past performance would have been different if the Fund was managed using the current investment strategy for the entire period.

ClearBridge International Growth Fund 2020 Annual Report	13

Schedule of investments

October 31, 2020

ClearBridge International Growth Fund

Security	Shares	Value
Common Stocks — 97.3%
Communication Services — 7.8%
Diversified Telecommunication Services — 0.7%
Cellnex Telecom SA	488,289	$31,366,523	(a)(b)
Entertainment — 4.9%
Nintendo Co. Ltd.	260,514	142,255,829	(b)
Spotify Technology SA	311,373	74,695,269	*
Total Entertainment		216,951,098
Interactive Media & Services — 2.2%
Tencent Holdings Ltd.	1,271,170	97,506,907	(b)
Total Communication Services		345,824,528
Consumer Discretionary — 12.7%
Diversified Consumer Services — 0.4%
Arco Platform Ltd., Class A Shares	474,933	16,185,717	*
Household Durables — 0.0%††
Victoria PLC	311,770	1,898,482	*(b)
Internet & Direct Marketing Retail — 5.6%
Alibaba Group Holding Ltd.	2,941,848	111,993,070	*(b)
Just Eat Takeaway.com NV	723,846	80,548,670	*(a)(b)
MercadoLibre Inc.	28,376	34,449,883	*
Ocado Group PLC	708,116	20,888,210	*(b)
Total Internet & Direct Marketing Retail		247,879,833
Specialty Retail — 1.1%
Industria de Diseno Textil SA	1,936,954	47,929,542	(b)
Textiles, Apparel & Luxury Goods — 5.6%
adidas AG	354,557	105,353,342	*(b)
Burberry Group PLC	3,302,652	58,046,399	(b)
LVMH Moet Hennessy Louis Vuitton SE	176,535	82,879,650	(b)
Total Textiles, Apparel & Luxury Goods		246,279,391
Total Consumer Discretionary		560,172,965
Consumer Staples — 10.8%
Beverages — 1.7%
Diageo PLC, ADR	600,200	78,134,036
Food Products — 3.4%
Nestle SA, ADR	1,336,573	150,057,051
Personal Products — 5.7%
Kao Corp.	929,808	66,107,009	(b)
L’Oreal SA	287,323	93,052,220	(b)
Shiseido Co. Ltd.	1,472,451	91,151,124	(b)
Total Personal Products		250,310,353
Total Consumer Staples		478,501,440

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2020 Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Financials — 8.5%
Banks — 1.6%
Erste Group Bank AG	1,502,464	$30,887,442	*(b)
KBC Group NV	786,955	38,933,080	(b)
Total Banks		69,820,522
Capital Markets — 3.5%
London Stock Exchange Group PLC	1,232,807	132,258,431	(b)
XP Inc., Class A Shares	520,497	20,861,520	*
Total Capital Markets		153,119,951
Insurance — 3.4%
AIA Group Ltd.	8,430,882	79,514,289	(b)
Ping An Insurance Group Co. of China Ltd., Class H Shares	7,084,259	72,726,117	(b)
Total Insurance		152,240,406
Total Financials		375,180,879
Health Care — 11.7%
Biotechnology — 2.1%
Hansa Biopharma AB	945,746	25,258,679	*(b)
MorphoSys AG	331,226	33,952,387	*(b)
Zai Lab Ltd., ADR	379,042	31,100,396	*
Total Biotechnology		90,311,462
Health Care Equipment & Supplies — 1.8%
Hoya Corp.	701,581	79,434,372	(b)
Life Sciences Tools & Services — 1.8%
ICON PLC	438,282	79,022,245	*
Pharmaceuticals — 6.0%
Novartis AG, Registered Shares	1,056,898	82,486,742	(b)
Novo Nordisk A/S, ADR	1,107,230	70,740,925
Roche Holding AG	352,184	113,056,587	(b)
Total Pharmaceuticals		266,284,254
Total Health Care		515,052,333
Industrials — 14.8%
Aerospace & Defense — 1.0%
Airbus SE	616,280	45,268,391	*(b)
Commercial Services & Supplies — 1.9%
Rentokil Initial PLC	12,050,236	82,164,457	*(b)
Electrical Equipment — 4.7%
Legrand SA	972,505	71,993,410	(b)
Nidec Corp.	993,424	99,865,642	(b)
Vestas Wind Systems A/S	196,107	33,522,632	(b)
Total Electrical Equipment		205,381,684

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	15

Schedule of investments (cont’d)

October 31, 2020

ClearBridge International Growth Fund

Security	Shares	Value
Machinery — 1.5%
FANUC Corp.	320,775	$68,180,941	(b)
Professional Services — 4.3%
TechnoPro Holdings Inc.	395,705	24,663,202	(b)
Teleperformance	259,600	78,106,508	(b)
Thomson Reuters Corp.	1,124,995	87,463,021
Total Professional Services		190,232,731
Trading Companies & Distributors — 1.4%
MonotaRO Co. Ltd.	1,091,429	60,936,015	(b)
Total Industrials		652,164,219
Information Technology — 24.0%
IT Services — 9.4%
Adyen NV	70,473	118,921,038	*(a)(b)
Amadeus IT Group SA	1,390,091	66,629,527	(b)
Shopify Inc., Class A Shares	102,108	94,493,807	*
StoneCo Ltd., Class A Shares	1,518,705	79,792,761	*
Worldline SA	736,091	54,659,583	*(a)(b)
Total IT Services		414,496,716
Semiconductors & Semiconductor Equipment — 7.3%
ASML Holding NV	249,407	90,673,078	(b)
SolarEdge Technologies Inc.	212,250	54,694,703	*
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,001,083	83,960,831
Tokyo Electron Ltd.	339,459	90,981,308	(b)
Total Semiconductors & Semiconductor Equipment		320,309,920
Software — 7.3%
Atlassian Corp. PLC, Class A Shares	274,200	52,542,204	*
Constellation Software Inc.	56,907	59,738,468	(a)
Elastic NV	708,217	71,820,286	*
TeamViewer AG	2,107,416	93,106,403	*(a)(b)
Temenos AG, Registered Shares	423,774	45,427,310	(b)
Topicus.com Inc.	105,836	1,148,983	*(b)
Total Software		323,783,654
Total Information Technology		1,058,590,290
Materials — 5.1%
Chemicals — 5.1%
Givaudan SA, Registered Shares	18,317	74,554,539	(b)
Linde PLC	343,691	75,644,747	(b)
Sociedad Quimica y Minera de Chile SA, ADR	1,116,220	41,311,302
Umicore SA	850,948	32,761,275	(b)
Total Materials		224,271,863

See Notes to Financial Statements.

16	ClearBridge International Growth Fund 2020 Annual Report

ClearBridge International Growth Fund

Security		Shares	Value
Utilities — 1.9%
Electric Utilities — 1.9%
EDP - Energias de Portugal SA		16,590,852	$81,660,370	(b)
Total Investments before Short-Term Investments (Cost — $3,703,370,324)			4,291,418,887

	Rate
Short-Term Investments — 1.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	38,943,120	38,943,120
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.012%	9,735,780	9,735,780	(c)
Total Short-Term Investments (Cost — $48,678,900)			48,678,900
Total Investments — 98.4% (Cost — $3,752,049,224)			4,340,097,787
Other Assets in Excess of Liabilities — 1.6%			70,853,335
Total Net Assets — 100.0%			$4,410,951,122

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2020, the total market value of investments in Affiliated Companies was $9,735,780 and the cost was $9,735,780 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	17

Schedule of investments (cont’d)

October 31, 2020

ClearBridge International Growth Fund

Summary of Investments by Country** (unaudited)
Japan	16.7%
Switzerland	10.7
United Kingdom	10.3
France	9.8
China	7.2
Netherlands	6.7
United States	5.8
Canada	5.6
Germany	5.4
Spain	3.4
Brazil	2.7
Denmark	2.4
Taiwan	1.9
Portugal	1.9
Hong Kong	1.8
Ireland	1.8
Belgium	1.7
Chile	1.0
Argentina	0.8
Austria	0.7
Sweden	0.6
Short-Term Investments	1.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2020 and are subject to change.

See Notes to Financial Statements.

18	ClearBridge International Growth Fund 2020 Annual Report

Statement of assets and liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $3,742,313,444)	$4,330,362,007
Investments in affiliated securities, at value (Cost — $9,735,780)	9,735,780
Foreign currency, at value (Cost — $3,388,823)	3,358,532
Receivable for Fund shares sold	39,486,197
Receivable for securities sold	36,886,683
Dividends and interest receivable	5,736,310
Prepaid expenses	136,867
Total Assets	4,425,702,376

Liabilities:
Payable for securities purchased	5,951,684
Payable for Fund shares repurchased	5,370,737
Investment management fee payable	2,584,028
Service and/or distribution fees payable	171,709
Trustees’ fees payable	33,113
Accrued expenses	639,983
Total Liabilities	14,751,254
Total Net Assets	$4,410,951,122

Net Assets:
Par value (Note 7)	$782
Paid-in capital in excess of par value	3,888,025,831
Total distributable earnings (loss)	522,924,509
Total Net Assets	$4,410,951,122

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2020

Net Assets:
Class A	$387,465,112
Class A2	$8,728,367
Class C	$48,930,471
Class FI	$136,487,136
Class R	$20,575,285
Class I	$3,143,735,137
Class IS	$665,029,614

Shares Outstanding:
Class A	7,365,576
Class A2	166,323
Class C	1,010,241
Class FI	2,489,598
Class R	388,386
Class I	55,166,457
Class IS	11,662,151

Net Asset Value:
Class A (and redemption price)	$52.60
Class A2 (and redemption price)	$52.48
Class C*	$48.43
Class FI (and redemption price)	$54.82
Class R (and redemption price)	$52.98
Class I (and redemption price)	$56.99
Class IS (and redemption price)	$57.02
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$55.81
Class A2 (based on maximum initial sales charge of 5.75%)	$55.68

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	ClearBridge International Growth Fund 2020 Annual Report

Statement of operations

For the Year Ended October 31, 2020

Investment Income:
Dividends	$42,574,474
Interest from unaffiliated investments	256,580
Interest from affiliated investments	58,230
Less: Foreign taxes withheld	(5,555,089)
Total Investment Income	37,334,195

Expenses:
Investment management fee (Note 2)	22,744,833
Transfer agent fees (Note 5)	3,031,994
Service and/or distribution fees (Notes 2 and 5)	1,764,594
Trustees’ fees	528,197
Registration fees	303,385
Custody fees	224,681
Legal fees	166,538
Fund accounting fees	108,356
Fees recaptured by investment manager (Note 2)	67,249
Shareholder reports	52,757
Audit and tax fees	40,908
Insurance	25,174
Interest expense	21,102
Excise tax (Note 1)	258
Miscellaneous expenses	15,236
Total Expenses	29,095,262
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,204)
Net Expenses	29,045,058
Net Investment Income	8,289,137

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(66,438,718)
Foreign currency transactions	156,766
Net Realized Loss	(66,281,952)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	399,477,401
Foreign currencies	212,259
Change in Net Unrealized Appreciation (Depreciation)	399,689,660
Net Gain on Investments and Foreign Currency Transactions	333,407,708
Increase in Net Assets From Operations	$341,696,845

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2020	2019

Operations:
Net investment income	$8,289,137	$7,951,045
Net realized loss	(66,281,952)	(1,188,954)
Change in net unrealized appreciation (depreciation)	399,689,660	225,657,953
Increase in Net Assets From Operations	341,696,845	232,420,044

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,000,055)	(1,250,009)
Decrease in Net Assets From Distributions to Shareholders	(8,000,055)	(1,250,009)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,832,017,634	2,136,630,151
Reinvestment of distributions	7,090,498	1,131,586
Cost of shares repurchased	(1,218,163,701)	(540,026,050)
Increase in Net Assets From Fund Share Transactions	1,620,944,431	1,597,735,687
Increase in Net Assets	1,954,641,221	1,828,905,722

Net Assets:
Beginning of year	2,456,309,901	627,404,179
End of year	$4,410,951,122	$2,456,309,901

See Notes to Financial Statements.

22	ClearBridge International Growth Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$47.79	$40.78	$42.11	$31.85	$32.80

Income (loss) from operations:
Net investment income	0.02	0.16	0.14	0.19	0.23
Net realized and unrealized gain (loss)	4.86	6.86	(1.44)	10.20	(1.18)
Total income (loss) from operations	4.88	7.02	(1.30)	10.39	(0.95)

Less distributions from:
Net investment income	(0.07)	(0.01)	(0.03)	(0.13)	—
Total distributions	(0.07)	(0.01)	(0.03)	(0.13)	—

Net asset value, end of year	$52.60	$47.79	$40.78	$42.11	$31.85
Total return[2]	10.23%	17.22%	(3.09)%	32.75%	(2.90)%

Net assets, end of year (000s)	$387,465	$304,492	$84,163	$35,981	$18,467

Ratios to average net assets:
Gross expenses	1.10%	1.14%[3]	1.16%[3]	1.22%	1.30%
Net expenses[4,5]	1.10	1.14 [3]	1.15 [3]	1.15	1.15
Net investment income	0.04	0.37	0.32	0.52	0.74

Portfolio turnover rate	23%	20%	31%[6]	176%	89%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2020	2019[2]

Net asset value, beginning of year	$47.80	$46.85

Income (loss) from operations:
Net investment loss	(0.05)	(0.05)
Net realized and unrealized gain	4.89	1.00
Total income from operations	4.84	0.95

Less distributions from:
Net investment income	(0.16)	—
Total distributions	(0.16)	—

Net asset value, end of year	$52.48	$47.80
Total return[3]	10.14%	2.03%

Net assets, end of year (000s)	$8,728	$2,410

Ratios to average net assets:
Gross expenses	1.22%	1.20%[4]
Net expenses[5]	1.22 [6]	1.20 [4]
Net investment loss	(0.11)	(0.38) [4]

Portfolio turnover rate	23%	20%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 10, 2019 (inception date) to October 31, 2019.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2019.

See Notes to Financial Statements.

24	ClearBridge International Growth Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$44.29	$38.08	$39.59	$30.05	$31.18

Income (loss) from operations:
Net investment loss	(0.35)	(0.12)	(0.15)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	4.49	6.33	(1.36)	9.61	(1.07)
Total income (loss) from operations	4.14	6.21	(1.51)	9.54	(1.13)

Net asset value, end of year	$48.43	$44.29	$38.08	$39.59	$30.05
Total return[2]	9.32%	16.34%	(3.81)%	31.75%	(3.59)%

Net assets, end of year (000s)	$48,930	$43,066	$78,846	$82,265	$68,697

Ratios to average net assets:
Gross expenses	1.90%[3]	1.91%[3]	1.92%[3]	2.03%[3]	2.09%
Net expenses[4,5]	1.90 [3]	1.90 [3]	1.90 [3]	1.90 [3]	1.90
Net investment loss	(0.77)	(0.31)	(0.35)	(0.20)	(0.19)

Portfolio turnover rate	23%	20%	31%[6]	176%	89%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2020	2019		2018	2017	2016

Net asset value, beginning of year	$49.83	$42.52		$43.90	$33.17	$34.16

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.17		0.14	0.21	0.18
Net realized and unrealized gain (loss)	5.08	7.14		(1.50)	10.62	(1.17)
Total income (loss) from operations	5.07	7.31		(1.36)	10.83	(0.99)

Less distributions from:
Net investment income	(0.08)	(0.00)	[2]	(0.02)	(0.10)	—
Total distributions	(0.08)	(0.00)	[2]	(0.02)	(0.10)	—

Net asset value, end of year	$54.82	$49.83		$42.52	$43.90	$33.17
Total return[3]	10.17%	17.20%		(3.10)%	32.76%	(2.87)%

Net assets, end of year (000s)	$136,487	$99,595		$30,126	$12,710	$7,126

Ratios to average net assets:
Gross expenses	1.15%[4]	1.17%[4]		1.22%[4]	1.29%	1.33%[4]
Net expenses[5,6]	1.15 [4]	1.15	[4]	1.15 [4]	1.15	1.15 [4]
Net investment income (loss)	(0.03)	0.37		0.30	0.55	0.53

Portfolio turnover rate	23%	20%		31%[7]	176%	89%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge International Growth Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$48.20	$41.23	$42.65	$32.30	$33.35

Income (loss) from operations:
Net investment income (loss)	(0.13)	0.07	0.06	0.19	0.12
Net realized and unrealized gain (loss)	4.91	6.90	(1.48)	10.25	(1.17)
Total income (loss) from operations	4.78	6.97	(1.42)	10.44	(1.05)

Less distributions from:
Net investment income	—	—	—	(0.09)	—
Total distributions	—	—	—	(0.09)	—

Net asset value, end of year	$52.98	$48.20	$41.23	$42.65	$32.30
Total return[2]	9.92%	16.90%	(3.33)%	32.43%	(3.12)%

Net assets, end of year (000s)	$20,575	$13,030	$4,895	$1,895	$160

Ratios to average net assets:
Gross expenses	1.44%[3]	1.47%[3]	1.53%	1.59%	1.61%
Net expenses[4,5]	1.40 [3]	1.40 [3]	1.40	1.40	1.40
Net investment income (loss)	(0.27)	0.15	0.15	0.51	0.38

Portfolio turnover rate	23%	20%	31%[6]	176%	89%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$51.71	$44.09	$45.48	$34.37	$35.30

Income (loss) from operations:
Net investment income	0.16	0.33	0.28	0.29	0.28
Net realized and unrealized gain (loss)	5.29	7.39	(1.57)	11.01	(1.21)
Total income (loss) from operations	5.45	7.72	(1.29)	11.30	(0.93)

Less distributions from:
Net investment income	(0.17)	(0.10)	(0.10)	(0.19)	—
Total distributions	(0.17)	(0.10)	(0.10)	(0.19)	—

Net asset value, end of year	$56.99	$51.71	$44.09	$45.48	$34.37
Total return[2]	10.57%	17.56%	(2.85)%	33.07%	(2.63)%

Net assets, end of year (millions)	$3,144	$1,739	$429	$78	$25

Ratios to average net assets:
Gross expenses	0.81%	0.85%[3]	0.91%[3]	0.98%	1.04%
Net expenses[4,5]	0.81	0.85 [3]	0.90 [3]	0.90	0.90
Net investment income	0.30	0.68	0.60	0.74	0.83

Portfolio turnover rate	23%	20%	31%[6]	176%	89%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	ClearBridge International Growth Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2020	2019	2018[2]

Net asset value, beginning of year	$51.73	$44.09	$47.90

Income (loss) from operations:
Net investment income (loss)	0.18	0.25	(0.01)
Net realized and unrealized gain (loss)	5.31	7.51	(3.80)
Total income (loss) from operations	5.49	7.76	(3.81)

Less distributions from:
Net investment income	(0.20)	(0.12)	—
Total distributions	(0.20)	(0.12)	—

Net asset value, end of year	$57.02	$51.73	$44.09
Total return[3]	10.64%	17.66%	(7.93)%

Net assets, end of year (000s)	$665,030	$254,867	$46

Ratios to average net assets:
Gross expenses	0.72%	0.76%[4]	0.82%[5]
Net expenses[6]	0.72 [7]	0.76 [4]	0.80 [5,7]
Net investment income (loss)	0.32	0.51	(0.17) [5]

Portfolio turnover rate	23%	20%	31%[8,9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 17, 2018 (inception date) to October 31, 2018.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended October 31, 2018.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2020 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Growth Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

30	ClearBridge International Growth Fund 2020 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Growth Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$74,695,269	$271,129,259	—	$345,824,528
Consumer Discretionary	50,635,600	509,537,365	—	560,172,965
Consumer Staples	228,191,087	250,310,353	—	478,501,440
Financials	20,861,520	354,319,359	—	375,180,879
Health Care	180,863,566	334,188,767	—	515,052,333
Industrials	87,463,021	564,701,198	—	652,164,219
Information Technology	497,043,060	561,547,230	—	1,058,590,290
Materials	41,311,302	182,960,561	—	224,271,863
Utilities	—	81,660,370	—	81,660,370
Total Long-Term Investments	1,181,064,425	3,110,354,462	—	4,291,418,887
Short-Term Investments†	48,678,900	—	—	48,678,900
Total Investments	$1,229,743,325	$3,110,354,462	—	$4,340,097,787

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

32	ClearBridge International Growth Fund 2020 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

ClearBridge International Growth Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $258 of federal excise taxes attributable to calendar year 2019 in March 2020.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$258	$(258)

(a)	Reclassifications are due to an excise tax paid by the Fund.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual management fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of

34	ClearBridge International Growth Fund 2020 Annual Report

the Fund’s average daily net assets that are allocated to it by ClearBridge. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.15%, 1.35%, 1.90%, 1.15%, 1.40%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $50,204, which included an affiliated money market fund waiver of $3,433.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2021	—	$15,691	—	$3,591	—
Expires October 31, 2022	$433	1,596	$164	5,364	$2,011
Expires October 31, 2023	—	117	—	6,318	—
Total fee waivers/expense reimbursements subject to recapture	$433	$17,404	$164	$15,273	$2,011

For the year ended October 31, 2020, fee waivers and/or expense reimbursements recaptured by ClearBridge, if any, were as follows:

	Class C	Class FI	Class R
ClearBridge recaptured	$34,236	$31,628	$1,385

ClearBridge International Growth Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$41,542	$16,728	—
CDSCs	1,152	—	$12,765

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,272,252,235
Sales	744,335,217

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$3,763,687,411	$770,592,932	$(194,182,556)	$576,410,376

36	ClearBridge International Growth Fund 2020 Annual Report

4. Derivative instruments and hedging activities

During the year ended October 31, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$888,583	†	$464,753
Class A2	13,912		14,027
Class C	458,062	†	50,332
Class FI	321,723		200,772
Class R	82,314		34,976
Class I	—		2,247,704
Class IS	—		19,430
Total	$1,764,594		$3,031,994

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2020, the service and/or distribution fees reimbursed amounted to $16 and $311 for Class A and Class C shares, respectively.

For the year ended October 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class A	$5,018
Class A2	74
Class C	1,048
Class FI	1,722
Class R	6,548
Class I	31,069
Class IS	4,725
Total	$50,204

ClearBridge International Growth Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income:
Class A	$475,717	$23,971
Class A2	11,369	—	[1]
Class C	—	—
Class FI	165,169	2,268
Class R	—	—
Class I	6,261,254	1,219,654
Class IS	1,086,546	4,116
Total	$8,000,055	$1,250,009

[1]	For the period July 10, 2019 (inception date) to October 31, 2019.

7. Shares of beneficial interest

At October 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares		Amount
Class A
Shares sold	4,120,408	$198,368,836	5,569,553		$247,693,937
Shares issued on reinvestment	8,815	438,257	590		22,639
Shares repurchased	(3,135,042)	(154,842,157)	(1,262,517)		(55,414,766)
Net increase	994,181	$43,964,936	4,307,626		$192,301,810

Class A2
Shares sold	135,295	$6,734,843	50,826	[1]	$2,364,357	[1]
Shares issued on reinvestment	229	11,369	—		—
Shares repurchased	(19,612)	(968,197)	(415)	[1]	(19,103)	[1]
Net increase	115,912	$5,778,015	50,411	[1]	$2,345,254	[1]

Class C
Shares sold	356,939	$16,624,629	427,670		$17,225,829
Shares issued on reinvestment	—	—	—		—
Shares repurchased	(319,030)	(14,173,220)	(1,525,633)		(63,485,830)
Net increase (decrease)	37,909	$2,451,409	(1,097,963)		$(46,260,001)

38	ClearBridge International Growth Fund 2020 Annual Report

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class FI
Shares sold	1,770,398	$89,123,601	1,601,704	$75,460,811
Shares issued on reinvestment	3,139	162,761	57	2,268
Shares repurchased	(1,282,625)	(67,875,556)	(311,579)	(14,468,153)
Net increase	490,912	$21,410,806	1,290,182	$60,994,926

Class R
Shares sold	252,545	$12,647,939	191,558	$8,675,818
Shares issued on reinvestment	—	—	—	—
Shares repurchased	(134,486)	(6,537,236)	(39,957)	(1,759,294)
Net increase	118,059	$6,110,703	151,601	$6,916,524

Class I
Shares sold	38,638,778	$2,042,823,812	32,252,269	$1,532,207,757
Shares issued on reinvestment	103,295	5,551,037	26,619	1,102,563
Shares repurchased	(17,202,146)	(874,413,797)	(8,389,861)	(396,074,926)
Net increase	21,539,927	$1,173,961,052	23,889,027	$1,137,235,394

Class IS
Shares sold	8,584,401	$465,693,974	5,101,679	$253,001,642
Shares issued on reinvestment	17,254	927,074	99	4,116
Shares repurchased	(1,866,498)	(99,353,538)	(175,828)	(8,803,978)
Net increase	6,735,157	$367,267,510	4,925,950	$244,201,780

[1]	For the period July 10, 2019 (inception date) to October 31, 2019.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2020. The following transactions were effected in such company for the year ended October 31, 2020.

	Affiliate Value at October 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$228,604,135	228,604,135	$218,868,355	218,868,355

ClearBridge International Growth Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$58,230	—	$9,735,780

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$8,000,055	$1,250,009

As of October 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$8,372,527
Deferred capital losses*	(61,983,446)
Other book/tax temporary differences(a)	(59,640)
Unrealized appreciation (depreciation)(b)	576,595,068
Total distributable earnings (loss) — net	$522,924,509

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

40	ClearBridge International Growth Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Growth Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge International Growth Fund 2020 Annual Report	41

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to the Fund’s subadviser. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with ClearBridge Investments, LLC	1,524,685,667.709	10,200,459.545	27,590,824.403	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	1,523,648,847.423	10,696,878.006	28,131,226.229	0

42	ClearBridge International Growth Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. ClearBridge Investments, LLC (the “Manager”), is the fund’s manager, and Legg Mason Partners Fund Advisor, LLC (the “Sub-Administrator”), the fund’s sub-administrator, is the administrator of the Program. The Sub-Administrator has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Sub-Administrator, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s

ClearBridge International Growth Fund	43

Statement regarding liquidity risk management program (unaudited) (cont’d)

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

44	ClearBridge International Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge International Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

46	ClearBridge International Growth Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

ClearBridge International Growth Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2018)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

48	ClearBridge International Growth Fund

Additional Officers

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge International Growth Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

50	ClearBridge International Growth Fund

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 10, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Growth Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2020:

Record date:	12/17/2019
Payable date:	12/18/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	1.20%
Foreign Source Income *	95.76%
Foreign Taxes Paid Per Share	$0.042311

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

52	ClearBridge International Growth Fund

ClearBridge

International Growth Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/20 SR20-4027

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2019 and October 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $208,901 in October 31, 2019 and $200,329 in October 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2019 and $0 in October 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2019 and $0 in October 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2019 and $0 in October 31, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2019 and October 31, 2020; Tax Fees were 100% and 100% for October 31, 2019 and October 31, 2020; and Other Fees were 100% and 100% for October 31, 2019 and October 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $526,116 in October 31, 2019 and $888,953 in October 31, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 22, 2020